SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


           Date of Report
  (Date of earliest event reported)           May 9, 1997


              PACIFIC CENTURY FINANCIAL CORPORATION
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


       Hawaii                   1-6887            99-0148992
------------------------     -----------      ------------------
(State of incorporation)     (Commission        (IRS Employer
                             File Number)     Identification No.)


  130 Merchant Street, Honolulu, Hawaii               96813
 ----------------------------------------          ----------
 (Address of principal executive offices)          (Zip Code)


      (Registrant's telephone number,
         including area code)             (808) 643-3888


                          Not Applicable
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 5.    Other Events.

            Thomas C. Leppert, Vice Chairman of Pacific Century Financial Corporation and Bank of Hawaii, announced on April 9, 1997 that he will leave the employment of Registrant and its subsidiaries at the end of 1997, due to Mr. Leppert's nomination to become a Trustee of the Estate of James Campbell. If Mr. Leppert's appointment as Trustee is approved by the Hawaii Circuit Court, he will assume that position on January 1, 1998. Until that time, Mr. Leppert will continue in his current managerial role with Registrant and its subsidiaries.


                             SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 16, 1997                  PACIFIC CENTURY FINANCIAL
                                     CORPORATION


                                      /s/ RICHARD J. DAHL
                                             (Signature)

                                      Richard J. Dahl
                                      President and Chief
                                        Operating Officer